                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Metromedia International Group, Inc.:

    We consent to the use of our report incorporated herein by reference in the registration statement.

                                          KPMG LLP

New York, New York
September 24, 1999